Financial Instruments	12 Months Ended
Dec. 31, 2017
Financial instruments [Abstract]
Financial Instruments

7. FINANCIAL INSTRUMENTS

a)	Financial assets and liabilities classified as at FVTPL
The Company’s financial assets and liabilities classified as at FVTPL are as follows:

	December 31, 2017	December 31, 2016
Current derivative assets:
Warrants	$1,092	$—
	$1,092	$—

	December 31, 2017	December 31, 2016
Current derivative liabilities:
Zinc contracts	$716	$1,769
Lead Contracts	243	54
Copper contracts	891	—
Foreign currency contracts	56	992
	$1,906	$2,815

In addition, trade and other receivables include accounts receivable arising from sales of metal concentrates and have been designated and classified as at FVTPL. The total trade and other receivables are as follows:

	December 31, 2017	December 31, 2016
Trade receivables from provisional concentrates sales	$51,952	$44,960
Advances to suppliers(1)	14,327	28,762
Not arising from sale of metal concentrates(2)	43,467	56,395
Trade and other receivables	$109,746	$130,117

(1)	Advances to suppliers are not classified as financial instruments.

(2)	Accounted for at amortized cost.
The net gains (losses) on derivatives for the year ended December 31, 2017 and 2016 were comprised of the following:

	Year ended December 31,
	2017	2016
Gains (losses) on commodity and diesel fuel swap and foreign currency contracts:
Realized losses on foreign currency, diesel fuel swap and commodity contracts	$(304)	$(4,965)
Unrealized gains on foreign currency, diesel fuel swap and commodity contracts	910	21
	$606	$(4,944)
Gain on derivatives:
Gain on warrants	$64	$—
	$64	$—

b. Normal purchase or sale exemption
Contracts that were entered into and continue to be held for the purpose of the receipt or delivery of a nonfinancial item in accordance with the Company’s expected purchase, sale or usage requirements fall in the exemption from IAS 32 and IAS 39, which is known as the ”normal purchase or sale exemption”. These contracts and the host part of the contracts containing embedded derivatives are accounted for as executory contracts. The Company recognizes such contracts in its statement of financial position only when one of the parties meets its obligation under the contract to deliver a non-financial asset.
c. Financial assets designated as available-for-sale
The Company’s short-term investments are designated as available-for-sale. The unrealized net gains on available-for-sale investments recognized in other comprehensive income for the year ended December 31, were as follows:

	Year ended December 31,
	2017	2016
Unrealized net gains on available for sale securities	$810	$912
Reclassification adjustment for realized losses (gains) on equity securities to earnings	361	(20)
	$1,171	$892

d. Risk
The Company has exposure to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth and shareholder returns. The principle financial risks to which the Company is exposed are metal price risk, credit risk, interest rate risk, foreign exchange rate risk, and liquidity risk. The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.
Metal Price Risk
Metal price risk is the risk that changes in metal prices will affect the Company’s income or the value of its related financial instruments. The Company derives its revenue from the sale of silver, gold, lead, copper, and zinc. The Company’s sales are directly dependent on metal prices that have shown significant volatility and are beyond the Company’s control. Consistent with the Company’s mission to provide equity investors with exposure to changes in silver prices, the Company’s current policy is to not hedge the price of silver.
A 10% increase in all metal prices as at December 31, 2017, would result in an increase of approximately $83.9 million (2016 – $82.7 million) in the Company’s revenues. A 10% decrease in all metal prices as at the same period would result in a decrease of approximately $85.3 million (2016 - $85.0 million) in the Company’s revenues. The Company also enters into provisional concentrate contracts to sell the zinc, lead and copper concentrates produced by the Huaron, Morococha, San Vicente and La Colorada mines. A 10% increase in metals prices (zinc, lead, copper and silver) on open positions for provisional concentrate contracts for the year ended December 31, 2017 would result in an increase of approximately $7.4 million (2016 - $4.7 million) in the Company’s before tax earnings which would be reflected in 2017 results. A 10% decrease in metal prices for the same period would result in a decrease of approximately $7.4 million (2016 - $4.7 million) in the Company’s before tax earnings.
The Company mitigates the price risk associated with its base metal production by committing some of its forecasted base metal production from time to time under forward sales and option contracts. The Board of Directors continually assesses the Company’s strategy towards its base metal exposure, depending on market conditions. At December 31, 2017, the Company had outstanding contracts to sell some of its base metals production.
Credit Risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s trade receivables. The carrying value of trade receivables represents the maximum credit exposure.
The Company has long-term concentrate contracts to sell the zinc, lead and copper concentrates produced by the Huaron, Morococha, San Vicente and La Colorada mines. Concentrate contracts are common business practice in the mining industry. The terms of the concentrate contracts may require the Company to deliver concentrate that has a value greater than the payment received at the time of delivery, thereby introducing the Company to credit risk of the buyers of concentrates. Should any of these counterparties not honour supply arrangements, or should any of them become insolvent, the Company may incur losses for products already shipped and be forced to sell its concentrates on the spot market or it may not have a market for its concentrates and therefore its future operating results may be materially adversely impacted. At December 31, 2017, the Company had receivable balances associated with buyers of its concentrates of $52.0 million (2016 - $45.0 million). The vast majority of the Company’s concentrate is sold to five well-known concentrate buyers.
Silver doré production from La Colorada, Dolores and Manantial Espejo is refined under long term agreements with fixed refining terms at three separate refineries worldwide. The Company generally retains the risk and title to the precious metals throughout the process of refining and therefore is exposed to the risk that the refineries will not be able to perform in accordance with the refining contract and that the Company may not be able to fully recover precious metals in such circumstances. At December 31, 2017, the Company had approximately $21.9 million (2016 - $28.5 million) of value contained in precious metal inventory at refineries. The Company maintains insurance coverage against the loss of precious metals at the Company’s mine sites, in-transit to refineries and whilst at the refineries.
The Company maintains trading facilities with several banks and bullion dealers for the purposes of transacting the Company’s trading activities. None of these facilities are subject to margin arrangements. The Company’s trading activities can expose the Company to the credit risk of its counterparties to the extent that the trading positions have a positive mark-to-market value. However, the Company minimizes this risk by ensuring there is no excessive concentration of credit risk with any single counterparty, by active credit management and monitoring.
Refined silver and gold is sold in the spot market to various bullion traders and banks. Credit risk may arise from these activities if the Company is not paid for metal at the time it is delivered, as required by spot sale contracts.
Supplier advances for products and services yet to be provided are a common practice in some jurisdictions in which the Company operates. These advances represent a credit risk to the Company to the extent that suppliers do not deliver products or perform services as expected. As at December 31, 2017, the Company had made $14.3 million (2016 - $28.8 million) of supplier advances, which are reflected in “Trade and other receivables” on the Company’s balance sheet.
Management constantly monitors and assesses the credit risk resulting from its refining arrangements, concentrate sales and commodity contracts with its refiners, trading counterparties and customers. Furthermore, management carefully considers credit risk when allocating prospective sales and refining business to counterparties. In making allocation decisions, management attempts to avoid unacceptable concentration of credit risk to any single counterparty.
At December 31, 2017, the Company has recorded an allowance for doubtful accounts provision in the amount of $7.6 million (2016 – $7.6 million). The $7.6 million relates to amounts owing from Doe Run Peru (“DRP”), one of the buyers of concentrates from the Company’s Peruvian operations, for deliveries of concentrates that occurred in early 2009. The Company will continue to pursue every possible avenue to recover the amounts owed by DRP. At December 31, 2017, no additional provisions for doubtful accounts were recorded.
Cash and cash equivalents, trade accounts receivable and other receivables that represent the maximum credit risk to the Company consist of the following:

	December 31, 2017	December 31, 2016
Cash and cash equivalents	$175,953	$180,881
Short-term investments	51,590	36,729
Trade accounts receivable(1)	51,952	44,960
Royalty receivable(1)	60	20
Employee loans(1)	491	1,048

(1)	Included in Trade and other receivables.
The Company invests its cash and cash equivalents, which also has credit risk, with the objective of maintaining safety of principal and providing adequate liquidity to meet all current payment obligations.
Interest Rate Risk
Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates. At December 31, 2017, the Company has $7.6 million in lease obligations (2016 - $7.1 million), that are subject to an annualized interest rate of 2.2% and an amount drawn on the credit facility of $nil (2016 - $36.2 million) at an annual interest rate of 2.125% to 3.125% over LIBOR. The interest paid by the Company for the year ended December 31, 2017 on its lease obligations was $0.2 million (2016 – $0.1 million). At December 31, 2017, the Company has short-term loans in Argentina of $3.0 million (2016 - $nil), that are subject to an annualized interest rate of 1.8%. The interest paid by the Company for the year ended December 31, 2017 on the credit facility was $0.9 million (2016 – $1.0 million).
The average interest rate earned by the Company during the year ended December 31, 2017 on its cash and short-term investments was 0.77% (2016 - 0.30%). A 10% increase or decrease in the interest earned from financial institutions on cash and short-term investments would result in a $0.2 million increase or decrease in the Company’s before tax earnings (2016 – $0.1 million).
Foreign Exchange Rate Risk
The Company reports its financial statements in USD; however, the Company operates in jurisdictions that utilize other currencies. As a consequence, the financial results of the Company’s operations as reported in USD are subject to changes in the value of the USD relative to local currencies. Since the Company’s sales are denominated in USD and a portion of the Company’s operating costs and capital spending are in local currencies, the Company is negatively impacted by strengthening local currencies relative to the USD and positively impacted by the inverse.
At December 31, 2017, the Company had no outstanding positions on its foreign currency exposure of MXN purchases. The Company recorded gains of $3.8 million on MXN derivative contracts for the year ended December 31, 2017 (2016 - losses of $1.5 million).
The Company’s net earnings are affected by the revaluation of its monetary assets and monetary liabilities at each balance sheet date. The Company has reviewed its monetary assets and monetary liabilities and is exposed to foreign exchange risk through financial assets and liabilities and deferred income tax liabilities denominated in currencies other than USD as shown in the table below. The Company estimates that a 10% change in the exchange rate of the foreign currencies in which its December 31, 2017 non-USD net monetary liabilities were denominated would result in an income before taxes change of about $17.4 million (2016 - $19.2 million).
The Company is exposed to currency risk through the following financial assets and liabilities, and deferred income tax assets and liabilities denominated in foreign currencies:

At December 31, 2017	Cash and short-term investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities
Canadian Dollar	$25,062	$529	$(713)	$(348)	$—
Mexican Peso	5,188	22,809	(242)	(26,013)	(141,870)
Argentinian Peso	4,239	19,720	837	(28,685)	—
Bolivian Boliviano	4,659	495	(3,840)	(13,954)	(10,076)
European Euro	24	—	(780)	—	—
Peruvian Nuevo Sol	2,274	1,026	(4,402)	(13,478)	(16,603)
	$41,446	$44,579	$(9,140)	$(82,478)	$(168,549)

At December 31, 2016	Cash and short-term investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities
Canadian Dollar	$6,513	$338	$(45)	$(142)	$(356)
Mexican Peso	9,416	29,079	5,884	(45,388)	(150,394)
Argentinian Peso	3,485	24,062	367	(27,245)	—
Bolivian Boliviano	4,329	184	(3,365)	(13,476)	(8,464)
European Euro	37	—	(262)	—	(53)
Peruvian Nuevo Sol	817	2,158	(11,031)	(8,913)	(9,867)
	$24,597	$55,821	$(8,452)	$(95,164)	$(169,134)

Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by continuously monitoring forecasted and actual cash flows. The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansion plans. The Company strives to maintain sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from operations, its holdings of cash and short-term investments, and its committed loan facilities.
e. Contractual Maturities
In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following table summarizes the remaining contractual maturities of the Company's financial and non-financial liabilities, shown in contractual undiscounted cash flow:

Payments due by period 2017
	Total	Within 1 year(1)	2 - 3 years	4- 5 years	After 5 years
Current liabilities	$136,506	$136,506	$—	$—	$—
Credit Facility	2,750	1,200	1,550	—	—
Loan obligation	3,000	3,000	—	—	—
Finance lease obligations(2)	7,724	5,879	1,845	—	—
Severance accrual	5,176	1,092	2,273	760	1,051
Employee compensation(3)	6,709	3,815	2,894	—	—
Loss on commodity contracts	1,906	1,906	—	—	—
Provisions(4)	4,097	2,681	546	627	243
Income taxes payable	26,131	26,131	—	—	—
Total contractual obligations(4)	$193,999	$182,210	$9,108	$1,387	$1,294

Payments due by period 2016
	Total	Within 1 year(1)	2 - 3 years	4- 5 years	After 5 years
Current liabilities	$141,002	$141,002	$—	$—	$—
Credit Facility	38,440	960	1,280	36,200	—
Finance lease obligations(2)	7,321	3,720	3,601	—	—
Severance accrual	3,986	689	658	365	2,274
Employee compensation(3)	6,918	3,996	2,922	—	—
Loss on commodity contracts	2,815	2,815	—	—	—
Provisions(4)	4,719	3,262	562	629	266
Income taxes payable	25,911	25,911	—	—	—
Total contractual obligations(4)	$231,112	$182,355	$9,023	$37,194	$2,540

(1)
Includes all current liabilities in the consolidated statement of financial position at December 31, 2017 and December 31, 2016 plus items presented separately in this table that are expected to be paid but not accrued in the books of the Company. A reconciliation of the current liabilities balance in the statement of financial position to the total contractual obligations within one year, per the contractual maturities schedule is shown in the table below.

December 31, 2017		Future interest component	Within 1 year
Current portion of:
Accounts payable and other liabilities	$136,506	$—	$136,506
Credit facility	—	1,200	1,200
Loan obligation	3,000	—	3,000
Current portion of finance lease	5,734	145	5,879
Current severance liability	1,092	—	1,092
Employee Compensation & RSU’s	2,100	1,715	3,815
Unrealized loss on commodity contracts	1,906	—	1,906
Provisions(4)	2,681	—	2,681
Income tax payable	26,131	—	26,131
Total contractual obligations within one year(4)	$179,150	$3,060	$182,210

December 31, 2016		Future interest component	Within 1 year
Current portion of:
Accounts payable and other liabilities	$141,002	$—	$141,002
Credit facility	—	960	960
Current portion of finance lease	3,559	161	3,720
Current severance liability	689	—	689
Employee Compensation & RSU’s	1,812	2,184	3,996
Unrealized loss on commodity contracts	2,815	—	2,815
Provisions(4)	3,262	—	3,262
Income tax payable	25,911	—	25,911
Total contractual obligations within one year(4)	$179,050	$3,305	$182,355

(2)	Includes lease obligations in the amount of $7.7 million (2016 - $7.3 million) with a net present value of $7.6 million (2016 - $7.1 million) discussed further in Note 17.

(3)	Includes RSU obligation in the amount of $4.1 million (2016 - $4.8 million) that will be settled in cash. The RSUs vest in two instalments, 50% in December 2017 and 50% in December 2018.

(4)
Amounts above do not include payments related to the Company’s anticipated closure and decommissioning obligation (current $5.6 million, long-term $59.8 million) discussed in Note 16 (2016 - current $5.2 million, long-term $50.4 million), the deferred credit arising from the Aquiline acquisition ($20.8 million) (2016 - $20.8 million) discussed in Note 19, and deferred tax liabilities of $171.2 million (2016 - $170.9 million).

Fair Value of Financial Instruments
The carrying value of cash and cash equivalents, short-term investments, trade and other receivables, accounts payable and accrued liabilities approximate their fair value due to the relatively short periods to maturity of these financial instruments.
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgement and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.
The following table sets forth the Company’s financial assets and liabilities measured at fair value, grouped into Levels 1 to 3 based on the degree to which the fair value is observable. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described as follows:
Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2: Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no observable market data).
At December 31, 2017 and 2016, the levels in the fair value hierarchy into which the Company’s financial assets and liabilities are measured and recognized on the Consolidated Statements of Financial Position at fair value are categorized as follows:

	Fair Value at December 31, 2017
	Total	Level 1	Level 2	Level 3
Assets and Liabilities:
Short-term investments	$51,590	$51,590	$—	$—
Trade receivables from provisional concentrate sales	51,952	—	51,952	—
Warrants	1,092	—	1,092	—
Zinc contracts	(716)	—	(716)	—
Lead contracts	(243)	—	(243)	—
Copper contracts	(891)	—	(891)	—
Foreign currency contracts	(56)	—	(56)	—
	$102,728	$51,590	$51,138	$—

	Fair Value at December 31, 2016
	Total	Level 1	Level 2	Level 3
Assets and Liabilities:
Short-term investments	$36,729	$36,729	$—	$—
Trade receivables from provisional concentrate sales	44,960	—	44,960	—
Zinc contracts	(1,769)	—	(1,769)	—
Lead contracts	(54)		(54)
Foreign currency contracts	(992)	—	(992)	—
	$78,874	$36,729	$42,145	$—

 The methodology and assessment of inputs for determining the fair value of financial assets and liabilities as well as the levels of hierarchy for the Company’s financial assets and liabilities measured at fair value remains unchanged from that at December 31, 2016.
 Valuation Techniques
 Short-term investments and other investments
The Company’s short-term investments and other investments are valued using quoted market prices in active markets and as such are classified within Level 1 of the fair value hierarchy and are primarily money market securities and U.S. Treasury securities. The fair value of the investment securities is calculated as the quoted market price of the investment and in the case of equity securities, the quoted market price multiplied by the quantity of shares held by the Company.
Derivative Financial Instruments
The Company’s commodity swaps, diesel fuel swaps and foreign currency contracts are valued using observable market prices and as such are classified as Level 2 of the fair value hierarchy. As of December 31, 2017, the unrealized losses on foreign currency, diesel fuel swap and commodity contracts were $1.9 million (2016- losses of $2.8 million).
During the year ended December 31, 2016, the Company entered into collared positions for its foreign currency exposure of MXN purchases with puts and call contracts (Note 7d, Foreign Exchange Rate Risk).
During the year ended December 31, 2015, the Company entered into diesel swap contracts designated to fix or limit the Company’s exposure to higher fuel prices (the “Diesel fuel swaps”). The Company settled all Diesel fuel swaps by December 31, 2016. The Company did not enter into any Diesel fuel swaps in 2017. The Company recorded gains of $1.0 million on the Diesel fuel swaps in the year ended December 31, 2016.

During the years ended December 31, 2016 and 2017, in order to limit its exposure to lower zinc prices on a portion of its zinc production, the Company entered into zinc put and call contracts. The Company had contracts for 11,100 tonnes of zinc outstanding, with a weighted average minimum price of $2,609 and a maximum price of $3,555 per tonne, at December 31, 2017.  The remaining contracts have settlement dates between January 2018 and December 2018.  The Company recorded losses of $1.9 million on zinc positions during the year ended December 31, 2017 (2016 - losses of $4.3 million).
Further, during the years ended December 31, 2016 and 2017, in order to limit its exposure to lower lead prices on a portion of its lead production, the Company entered into lead put and call contracts. The Company had contracts for 6,450 tonnes of lead outstanding, with a weighted average minimum price of $2,200 and a maximum price of $2,679 per tonne, at December 31, 2017.  These remaining contracts have settlement dates between January 2018 and December 2018.  The Company recorded losses of $0.4 million on the lead positions during the year ended December 31, 2017 (2016 - losses of $0.2 million).
During the year ended December 31, 2017, in order to limit its exposure to lower copper prices on a portion of its copper production, the Company entered into copper put and call contracts. The Company had contracts for 3,030 tonnes of copper outstanding, with a weighted average minimum price of $6,222 and a maximum price of $7,277 per tonne, at December 31, 2017.  These remaining contracts have settlement dates between January 2018 and December 2018. The Company recorded losses of $0.9 million on the copper positions during the year ended December 31, 2017.
Receivables from Provisional Concentrate Sales
A portion of the Company’s trade receivables arose from provisional concentrate sales and are valued using quoted market prices based on the forward London Metal Exchange (“LME”) for copper, zinc and lead and the London Bullion Market Association P.M. fix for gold and silver.